HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805  HV-6777 – Hartford 403(b) Cornerstone Innovations

Supplement dated March 20, 2017 to your Prospectus

FUND NAME CHANGE

Ivy Global Natural Resources Fund – Class Y

Effective April 3, 2017, the following name change will be made to your Prospectus:

Current Name	New Name

Ivy Global Natural Resources Fund - Class Y	Ivy Natural Resources Fund - Class Y

As a result of the change, all references to the Current Name in your Prospectus are deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.